UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2025
Astec Industries, Inc.
(Exact name of registrant as specified in its charter)

Tennessee	001-11595	62-0873631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Shepherd Road, Chattanooga, Tennessee 37421
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (423) 899-5898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ASTE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On July 1, 2025, Astec Industries, Inc. (the "Company") filed a Current Report on Form 8-K with the Securities and Exchange Commission (the "Original 8-K"), which reported that the Company completed the acquisition of TerraSource Holdings, LLC, a Delaware limited liability company ("TerraSource"), effective as of July 1, 2025 and pursuant to that certain Membership Interest Purchase Agreement, dated as of April 28, 2025, by and among the Company, TerraSource, RLI TSG Holdings LLC, Milacron LLC and the other seller parties thereto. This Current Report on Form 8-K/A amends the Original 8-K to include the consolidated financial statements and pro forma financial statements required by Item 9.01 of Form 8-K. The Company had previously indicated in the Original 8-K that such financial statements and pro forma information would be provided no later than 71 days from the date on which the Original 8-K was required to be filed. This Current Report on Form 8-K/A should be read in conjunction with the Original 8-K. Except as set forth herein, no other modifications have been made to information contained in the Original 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited financial statements of TerraSource as of and for the year ended December 31, 2024 and unaudited financial statements of TerraSource as of and for the three months ended March 31, 2025, as required by Item 9.01(a) of Form 8-K are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of the Company as of and for the year ended December 31, 2024 and as of and for the three months ended March 31, 2025, as required by Item 9.01(b) of Form 8-K are attached as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d)Exhibits

23.1	Consent of BDO USA, P.C.
99.1	Audited Financial Statements of TerraSource as of and for the year ended December 31, 2024
99.2	Unaudited Financial Statements of TerraSource as of and for the three months ended March 31, 2025
99.3	Unaudited Pro Forma Combined Financial Statements as of and for the year ended December 31, 2024 and the three months ended March 31, 2025
104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astec Industries, Inc.

Date: September 10, 2025	By:	/s/ Brian J. Harris
Brian J. Harris
Chief Financial Officer